EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of American Retirement Villas Properties II, a California Limited Partnership (the “Partnership”) on Form 10-Q for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Jessee, Chief Financial Officer of the Managing General Partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 16, 2004

By:	/s/ MARK JESSEE
Mark Jessee
Chief Financial Officer of
ARV Assisted Living, Inc.,
Managing General Partner